SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): August 14, 2000



                                SKREEM.COM, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-27929
                            ------------------------
                            (Commission file number)

            Nevada                                     62-1655508
--------------------------------         ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
  incorporation)


              200 South Knowles Avenue, Winter Park, Florida 32790
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (407) 622-2040
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


              ---------------------------------------------------
              (Former name, former address and formal fiscal year,
                          if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On  August  14,  2000,  Skreem.com,  Inc.  (the  "Company")  completed  its acquisition of SatLink Telcom, Inc. ("Satlink") a newly formed Nevada corporation. Satlink has a license with China Telcom to provide telecommunications and internet related services in the Peoples Republic of China.

     Mr. Richard Sevilla will serve as the president of Satlink. Mr. Sevilla has over 20 years of experience in the sales and implementation of telecommunication services, having served as headquarters staff manager of long distance services with AT&T's main global office in Washington, D.C.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SKREEM.COM, INC.


                                        By:   /s/ Thomas Tedrow
                                             -----------------------------
                                             Thomas Tedrow, President and
                                             Chief Executive Officer

 Date: August 14, 2000

                              Acquisition Agreement
                                  June 11, 2000

     This is a Acquisition Agreement, by and between Skreem.com, Corporation (hereinafter known as "SKREEM") SatLink Telcom, Inc. (hereinafter know as "SATLINK"), a Nevada corporation incorporated on December 17, 1999

Witness:

     Whereas, stockholders are desirous of causing the exchange of the common stock of SATLINK, which stock is expected to represent all of the outstanding stock of SATLINK in a tax-free exchange for restricted common stock of SKREEM upon terms and conditions set forth herein; and;

     Whereas, SKREEM is desirous of issuing certain of its authorized but previously unissued shares of restricted, voting common stock, to Stockholders in exchange for their shares of SATLINK common stock upon the terms and conditions more specifically set forth herein.

     Now therefore, in consideration of the mutual promises contained herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledge, it is hereby agreed as follows:

1.   WHOLLY OWNED SUBSIDIARY

     SATLINK shall become a wholly owned subsidiary of SKREEM.

2.   RICHARD SEVILLA TITLE

     Richard Sevilla shall be President of the subsidiary, SatLink Telcom, Inc. Compensation will be 50% of the net profits of the subsidiary, paid after all US and PRC taxes, titles, license fees, legal, accounting, administrative and marketing costs.

3.   TRANSFER OF LICENSES

     SATLINK shall transfer all existing licenses and licenses in progress to the wholly owned subsidiary corporation.

4.   STOCK EXCHANGE

     SKREEM shall issue ONE HUNDRED THOUSAND SHARES (100,000) shares of its restricted common stock ("Stock"), valued at Five Dollars per share, and TWO HUNDRED & FIFTY THOUSAND WARRANTS (250,000) at Five Dollars a share, in connection with the reorganization. Such Stock is intended to be issued in exchange for all of the issued and outstanding common stock of SATLINK. SATLINK shall provide a share and warrant distribution list upon closing. This transaction shall constitute a tax-free reorganization in accordance with Section 368 (a) (1) (B) of the Internal Revenue Code and shall only be closed in the event SKREEM is able to acquire 100% of the outstanding common stock of SATLINK.

     The restricted shares of common stock to be issued to Stockholders shall be investment (restricted) shares and shall be appropriately legended. The restricted nature of the shares as referred to herein has reference to Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended. Said shares are restricted in the sense that they are not purchased with a view to public distribution and may be resold in a public sale only upon registration or upon compliance with the terms of Rule 144 or any other appropriate exemption from registration under the Securities Act of 1933, as amended.

5.   SPIN OFF

     SKREEM agrees to use best efforts to:

     a. Spin-off SATLINK as a separate public company within twenty four months of the closing of this agreement. Richard Sevilla, the founder of SATLINK, shall receive 30% of the issued shares of the new public company.

     b.   Seek a dual or separate listing on the Hong Kong exchange.

6.   STOCKHOLDERS APPROVAL:

     A. This transaction must be approved by a majority vote of stockholders and by the Board of Directors of SKREEM. This agreement is contingent upon the signing of verifiable licenses for long distance dialing and/or other services with the government/government agencies of China. Upon approval by the Board and shareholders, SatLink Telcom, Inc. will become a wholly-owned subsidiary of the company.

     B. SATLINK shall be in good standing as a corporation with the state of Nevada and in each jurisdiction in which it does business. SATLINK shall be free from any material pending or threatened litigation, claims, or contingent liabilities. SATLINK will provide audited financials as of 6/30/00.

5.   CLOSING:

     Subject to the foregoing, a closing shall be held with regard to this proposed transaction within thirty days of the signing of this Acquisition Agreement. At the closing SATLINK shall deliver certified copies of minutes of a meeting of the Stockholders and the Board of Directors authorizing and approving the transaction.

6.   RELEASE OF INFORMATION

     Within seven days of signing this Acquisition Agreement, a disclosure release shall be sent out by the SKREEM attorney. No party hereto shall release any information to the public or the media without consent of SKREEM. SKREEM must approve all text released about this transaction. As soon as practicable, after the date of execution hereof, SKREEM shall file information with the Florida Securities Division to reflect the acquisition.

7.   COSTS:

     Each party will pay their own legal and accounting fees to close this transaction.

8.   INDEMNIFICATION:

     Both parties agree to indemnify the other for any legal proceedings, debts, taxes and any other political subdivision thereof which may exist prior to this closing. The acquisition will be for the total issue of SATLINK's outstanding stock.

     In witness whereof, the parties hereto have executed this agreement as of the day and year noted below.

Skreem.com Corporation

By:

Date:

Witness:

SatLink Telcom, Inc.

By:

Date:

Witness: